UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 28, 2025

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Vel R. Phillips Avenue, Milwaukee, WI 53203

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FI	The New York Stock Exchange
1.125% Senior Notes due 2027	FI27	The New York Stock Exchange
1.625% Senior Notes due 2030	FI30	The New York Stock Exchange
3.000% Senior Notes due 2031	FI31	The New York Stock Exchange
4.500% Senior Notes due 2031	FI31A	The New York Stock Exchange
2.875% Senior Notes due 2028	FI/28C	The New York Stock Exchange
3.500% Senior Notes due 2032	FI/32	The New York Stock Exchange
4.000% Senior Notes due 2036	FI/36	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 28, 2025, Fiserv, Inc. (the “Company”), acting pursuant to authorization from its board of directors, notified the New York Stock Exchange (the “NYSE”) of its intention to voluntarily withdraw the listing of its common stock, par value $0.01 per share (the “Common Stock”), and the listings of its 1.125% Senior Notes due 2027, 1.625% Senior Notes due 2030, 3.000% Senior Notes due 2031 and 4.500% Senior Notes due 2031 (collectively, the “Company Notes”) from the NYSE and transfer the listings to The NASDAQ Stock Market LLC (“Nasdaq”), effective on or about November 11, 2025.

Also on October 28, 2025, Fiserv Funding Unlimited Company, an indirect, wholly owned subsidiary of the Company (“Fiserv Funding”), acting pursuant to authorization from its board of directors, notified the NYSE of its intention to voluntarily withdraw the listings of its 2.875% Senior Notes due 2028, 3.500% Senior Notes due 2032 and 4.000% Senior Notes due 2036 (collectively, the “Fiserv Funding Notes” and, together with the Company Notes, the “Notes”) from the NYSE and transfer the listings to Nasdaq, effective on or about November 11, 2025. The Company’s guarantee of the Fiserv Funding Notes continues in effect without regard to the change in listing of the Fiserv Funding Notes from the NYSE to Nasdaq.

It is expected that listing and trading of the Common Stock and the Notes on the NYSE will end at market close on or about November 10, 2025, and that trading will begin on Nasdaq at market open on or about November 11, 2025.

The Common Stock and the Notes have been approved for listing on Nasdaq, where they will trade under the symbols, “FISV”, “FISV27”, “FISV30”, “FISV31”, “FISV31A”, “FISV28C”, “FISV32” and “FISV36”, respectively.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Co-Presidents

On October 29, 2025, the Company announced that Dhivya Suryadevara was appointed Co-President, Head of Financial Solutions, Global Operations, and Chief Revenue Officer of the Company and that Takis Georgakopoulos was appointed Co-President, Head of Merchant and Technology of the Company, in each case, effective December 1, 2025.

Ms. Suryadevara, age 46, most recently served as Chief Executive Officer of Optum Financial Services and Optum Insight at UnitedHealth Group Incorporated from February 2024 until September 2025. Prior to Optum Financial, Ms. Suryadevara was Chief Financial Officer at Stripe, Inc., a financial technology company, from 2020 to 2023. Before joining Stripe, Ms. Suryadevara held various positions at General Motors Company from 2004 to 2020, most recently serving as Chief Financial Officer from 2018 to 2020.

There are no arrangements or understandings between Ms. Suryadevara and any other person pursuant to which she was selected as an officer of the Company. There are no family relationships between Ms. Suryadevara and any director or executive officer of the Company, and, at this time, there are no transactions in which she has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with her appointment, Ms. Suryadevara and the Company executed an offer letter (the “Suryadevara Offer Letter”), pursuant to which Ms. Suryadevara will be eligible: (i) to receive an annual base salary of $1,000,000; (ii) to participate in the Company’s annual incentive compensation plan with a cash incentive target of $1,200,000 and an equity incentive target of $12,800,000 paid based on achievement of corporate objectives as adjusted to reflect individual performance; and (iii) to participate in the Company’s Executive Severance and Change of Control Policy (the “Executive Severance Policy”). Pursuant to the Suryadevara Offer Letter, Ms. Suryadevara will also receive a cash sign-on payment of $2,100,000 within the first 30 days of her employment. In addition, pursuant to the Suryadevara Offer Letter, in consideration of the unvested equity awards from UnitedHealth Group that she will forfeit upon joining the Company, Ms. Suryadevara will be granted on her start date: (i) $9,810,000 of restricted stock units (the “Suryadevara Replacement RSUs”), which will vest 37% on February 20, 2026; 26% on February 20, 2027; 30% on February 20, 2028; and 7% on February 20, 2029; and (ii) $5,190,000 of performance share units (the “Suryadevara Replacement PSUs”), of which $980,000 will cliff vest following the 2024 – 2026 performance period and $4,210,000 following the 2025 – 2027 performance period, in each case, subject to achievement of the performance goals after the conclusion of the respective performance period. The Suryadevara Offer Letter also provides that if the Company terminates Ms. Suryadevara’s employment without Cause (as defined in the Executive Severance Policy) or if Ms. Suryadevara resigns for Good Reason (defined in the Offer Letter as (1) a material reduction to Ms. Suryadevara’s base salary or target annual incentive compensation or a material adverse change to Ms. Suryadevara’s duties or responsibilities, in each case, within 39 months of her start date or (2) Mike Lyons ceasing to serve as the Company’s Chief Executive Officer within 12 months following her start date with the Company), then the Suryadevara Replacement RSUs will continue to vest as though a termination of employment did not occur and the Suryadevara Replacement PSUs will cliff vest at the end of the relevant performance period at target, regardless of actual performance results.

The foregoing description of the Suryadevara Offer Letter is a summary and is qualified in its entirety by reference to the full text of such arrangement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The terms of the Executive Severance Plan are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 2, 2025, under the heading “Potential Payments Upon Termination or Change of Control – Severance and Change of Control Policy.”

Mr. Georgakopoulos, age 56, has served as Chief Operating Officer of the Company since April 2025 and as an Executive Vice President of the Company since September 2024. Prior to joining the Company, from 2007 to 2024, he served JPMorgan Chase & Co., a global financial services firm, in various leadership roles, most recently as Global Head of Payments for J.P. Morgan’s Corporate & Investment Bank from 2017 to 2024. Earlier in his career, Mr. Georgakopoulos was a partner at McKinsey &

Company, where he helped lead McKinsey’s Asset Management practice. Mr. Georgakopoulos will continue to participate in the Executive Severance Policy on the same terms as those that applied prior to his appointment as Co-President. Upon his appointment as Co-President, Mr. Georgakopoulos will cease to serve as Chief Operating Officer of the Company.

There are no arrangements or understandings between Mr. Georgakopoulos and any other person pursuant to which he was selected as an officer of the Company. There are no family relationships between Mr. Georgakopoulos and any director or executive officer of the Company, and, at this time, there are no transactions in which he has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Chief Financial Officer

On October 28, 2025, the Company appointed Paul M. Todd to serve as Chief Financial Officer of the Company, effective as of October 31, 2025. Mr. Todd will succeed Robert W. Hau, the Company’s current Chief Financial Officer, who will remain with the Company and transition to the role of Special Advisor concurrent with Mr. Todd’s assumption of the role of Chief Financial Officer.

Mr. Todd, age 55, joined the Company in September 2025 as a Special Advisor. Prior to that, he served as partner of TTV Capital (“TTV”), a venture capital firm focused on fintech, since 2023. Prior to joining TTV, Mr. Todd was senior executive vice president and chief financial officer of Total Systems Services, Inc. (“TSYS”), a global payments provider, from 2014 until its merger in 2019 with Global Payments, Inc. (“Global Payments”), a payments technology company, and continued in such role at Global Payments until 2022. Mr. Todd previously served as executive vice president for strategy, mergers and acquisitions, products and marketing at TSYS from 2008 until 2014.

There are no arrangements or understandings between Mr. Todd and any other person pursuant to which he was selected as an officer of the Company. There are no family relationships between Mr. Todd and any director or executive officer of the Company, and, at this time, there are no transactions in which he has or will have an interest that would be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as Chief Financial Officer, Mr. Todd and the Company executed an offer letter (the “Todd Offer Letter”), pursuant to which Mr. Todd will be eligible: (i) to receive an annual base salary of $750,000; (ii) to participate in the Company’s annual incentive compensation plan with a cash incentive target of $750,000 and an equity incentive target of $5,700,000 paid based on achievement of corporate objectives as adjusted to reflect individual performance; and (iii) to participate in the Executive Severance Policy. In addition, in connection with joining the Company as a Special Advisor, in consideration of the unvested equity awards from TTV that he forfeited upon joining the Company, Mr. Todd was granted on his start date (i) $1,000,000 of restricted stock units (the “Todd Replacement RSUs”), which will vest one-third on each of the first, second and third anniversaries of the grant date, and (ii) $1,000,000 of performance share units (the “Todd Replacement PSUs”), which will cliff vest following the 2025 – 2027 performance period subject to achievement of the performance goals after the conclusion of the respective performance period. The Todd Offer Letter provides that his cash incentive payment for 2025 will be $750,000 and that, if Mr. Todd resigns for Good Reason (defined in the Offer

Letter as Mike Lyons ceasing to serve as the Company’s Chief Executive Officer within 12 months following his start date with the Company), then the Todd Replacement RSUs will continue to vest as though a termination of employment did not occur and the Todd Replacement PSUs will cliff vest at the end of the relevant performance period based on the actual level of achievement of the applicable performance goals.

The foregoing description of the Todd Offer Letter is a summary and is qualified in its entirety by reference to the full text of such arrangement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Suryadevara Replacement RSUs and the Todd Replacement RSUs will conform, in all material respects, with the form of restricted stock unit award agreement included as Exhibit 10.3 to the Company’s Annual Report on Form 10-K, filed with the SEC on February 20, 2025 (the “2025 Form 10-K”) and the Suryadevara Replacement PSUs and the Todd Replacement PSUs will conform, in all material respects, with the form of performance share unit award agreement included as Exhibit 10.15 to the 2025 Form 10-K.

Director Retirements

On October 28, 2025, Doyle R. Simons and Kevin M. Warren informed the Company of their decisions to retire from the board of directors of the Company, including all committees on which they serve, effective as of January 1, 2026. Mr. Simons’ and Mr. Warren’s decisions to retire were not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Director Appointments

On October 28, 2025, the board of directors of the Company appointed Gordon Nixon, Gary Shedlin and Céline Dufétel to the board of directors of the Company, effective January 1, 2026. Mr. Nixon will assume the role of non-executive Chairman of the board of directors. Mr. Shedlin will assume the role of chair of the audit committee, and Ms. Dufétel will join as a member of the audit committee.

Mr. Nixon, age 68, served as President, Chief Executive Officer and a member of the board of directors of Royal Bank of Canada (“RBC”) from 2001 to 2014. He has served on the board of directors of BCE Inc. since 2014, and as Chairman of the board since 2016; Blackrock, Inc. since 2015; and George Weston Limited since 2014. There are no arrangements or understandings between Mr. Nixon and any other person pursuant to which he was selected as a director of the Company. At this time, there are no transactions in which Mr. Nixon has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Shedlin, age 61, has been a Vice Chairman of BlackRock, Inc. (“BlackRock”) since 2023 and is a member of the Global Executive Committee. Mr. Shedlin previously served as BlackRock’s Chief Financial Officer from 2013 to 2023. Prior to joining BlackRock, Mr. Shedlin was Vice Chairman, Investment Banking, and a Managing

Director in the Financial Institutions Group at Morgan Stanley from 2010 to 2012. There are no arrangements or understandings between Mr. Shedlin and any other person pursuant to which he was selected as a director of the Company. At this time, there are no transactions in which Mr. Shedlin has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Dufétel, age 44, has served as Chief Financial Officer at Bridgewater Associates, LP, an investment management firm, since May 2025. Prior to this role, she held various roles at Checkout.com from 2021 – 2024, most recently serving as President. She also served as Chief Financial Officer at T. Rowe Price from 2017 to 2021, and as Chief Financial Officer and Chief Operating Officer in 2021. There are no arrangements or understandings between Ms. Dufétel and any other person pursuant to which she was selected as a director of the Company. At this time, there are no transactions in which Ms. Dufétel has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company’s board of directors has determined that each of Mr. Nixon, Mr. Shedlin and Ms. Dufétel are independent under relevant securities exchange rules and the rules and regulations of the U.S. Securities Exchange Act of 1934.

Mr. Nixon, Mr. Shedlin and Ms. Dufétel will each (i) participate in the Company’s standard non-employee director compensation arrangements set forth on the Non-Employee Director Compensation Schedule filed as Exhibit 10.30 to the Company’s Annual Report on Form 10-K filed on February 20, 2025, and (ii) be eligible to participate in the Fiserv, Inc. Non-Employee Director Deferred Compensation Plan filed as Exhibit 10.29 to the Company’s Annual Report on Form 10-K filed on February 20, 2025. In connection with their respective appointments, Mr. Nixon, Mr. Shedlin and Ms. Dufétel will each enter into the Company’s Non-Employee Director Indemnity Agreement, a form of which was filed as Exhibit 10.28 to the Company’s Annual Report on Form 10-K filed on February 20, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Offer Letter dated August 28, 2025 between Fiserv, Inc. and Dhivya Suryadevara.*

10.2	Offer Letter dated October 28, 2025 between Fiserv, Inc. and Paul M. Todd.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	This exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: October 29, 2025	By:	/s/ Adam Rosman
Adam Rosman Chief Administrative Officer and Chief Legal Officer